UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – October 16, 2007

UPSNAP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50560	20-0118967
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Jackson Street, Suite 203, P.O. Box 2399, Davidson, North Carolina	28036
(Address of principal executive offices)	(zip code)

704-895-4121
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 16, 2007, UpSnap, Inc., a Nevada corporation (the "Registrant"), entered into Amendment No. 1 to the Agreement and Plan of Merger, by and among the Registrant, Mobile Greetings, Inc., a California corporation (“MGI”), and UpSnap Acquisition Corp., a California corporation and a wholly owned subsidiary of Registrant (“Merger Sub”), amending the Agreement and Plan of Merger, by and among the Registrant, MGI and Merger Sub, dated August 9, 2007 (the "Merger Agreement").

Amendment No. 1 amends the Merger Agreement by changing the Termination Date (as defined in Section 7.01(ii) of the Merger Agreement) from September 30, 2007 to November 30, 2007 and provides that only the Registrant has the right to terminate the Merger Agreement in the event that more than two percent (2%) of the issued and outstanding shares of the MGI’s common stock shall be Dissenting Shares.

The Registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission on August 15, 2007, to report the entry into the Merger Agreement.  For more information about the Merger Agreement, reference is made to that Form 8-K.

ITEM 7.01  REGULATION FD DISCLOSURE

The Registrant is furnishing as Exhibit 99.1 to this Form 8-K a revised copy of a presentation containing company and industry updates regarding the Registrant’s proposed merger with Mobile Greetings, Inc.  The Registrant had previously filed the original presentation as Exhibit 99.1 on a Current Report on Form 8-K with the Commission on August 27, 2007.

The information contained in this Item 7.01 and the related exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The information set forth in this Item 7.01 or exhibits related to this Item 7.01 on this Form 8-K shall not be deemed an admission as to the materiality of any information in the referenced items and are being disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(d)           Exhibits.

2.1	Amendment No. 1, dated October 16, 2007, to the Agreement and Plan of Merger dated August 9, 2007, by and among UpSnap, Inc., UpSnap Acquisition Corp. and Mobile Greetings, Inc.
99.1	Presentation of UpSnap, Inc.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Amendment No. 1, dated October 16, 2007, to the Agreement and Plan of Merger dated August 9, 2007, by and among UpSnap, Inc., UpSnap Acquisition Corp. and Mobile Greetings, Inc.

99.1	Presentation of UpSnap, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSNAP, INC.

By:	/s/ Tony Philipp
Tony Philipp
Chairman, CEO and President

Date: October 19, 2007